SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report  (Date of earliest event reported)   May 10, 1995

                 Brauvin Real Estate Fund L. P. 5
         (Exact name of registrant as specified in its charter)

         Delaware            0-14481           36-3432071
      (State or other      (Commission        (IRS Employer
      jurisdiction of      File Number)       Identification
        organization)                             Number)

150 South Wacker Drive,  Suite 3200,  Chicago, Illinois  60606
   (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (312) 443-0922

                        Not Applicable
   (Former name or former address, if changed since last report)

 Item 2. Acquisition or Disposition of Assets

   As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission dated August 23, 1994,
Brauvin/The Annex of Schaumburg Associates, a joint venture (the
"Joint Venture") filed a voluntary petition for bankruptcy (Chapter 11) in the United States Bankruptcy Court in the Northern District of Illinois.
The Joint Venture has two partners, Brauvin Real Estate Fund L.P. 5 ( the "Partnership") and Brauvin Income Properties L.P. 6 ("BIP 6"), both Delaware limited partnerships. The Partnership is a 54% partner of the Joint Venture and BIP 6 is a 46% partner of the Joint Venture. On February 10, 1995, the Bankruptcy Court ordered the dismissal of the voluntary petition for bankruptcy effectively eliminating the protection of the property from its creditors.

  As reported on the Current Report on Form 8-K filed with the Securities and Exchange Commission dated February 15, 1995, AUSA
Life Insurance Company ("AUSA") filed a motion for appointment of a receiver against the Joint Venture. On February 17, 1995, the motion was granted and an order was issued. The receiver had full power and authority to operate, manage and conserve the mortgage real estate, commonly know as the Annex of Schaumburg (the "Annex"), pursuant to the order. On February 15, 1995, the Joint Venture received an amended notice of mortgage foreclosure from AUSA. The Joint Venture had until March 17, 1995 to file an answer to the amended notice. Since the Joint Venture did not answer on or before March 17, 1995, default was entered against the Joint Venture and ajudgement in accordance with the request for relief.

 On April 3, 1995, a judgment of foreclosure and sale was entered into against the Joint Venture. On May 10, 1995, the Annex was sold to AUSA in a foreclosure sale, conducted by the Sheriff of Cook County, pursuant to the judgement of foreclosure, however, the Joint Venture did not receive notice of sale until May 22, 1995.

Item 7.  Financial Statements and Exhibits

  (b)  Pro Forma Financial Statements.

  The pro forma information included herein is presented for the year ended December 31, 1994 and the three months ended March 31, 1995, corresponding to the periods of the Partnership's annual and quarterly financial statements most recently filed with the Securities and Exchange Commission. The pro forma income statements and balance sheets reflect the Partnership's operations, assets and liabilities as originally reported and then as revised to exclude the Annex.

                      BRAUVIN REAL ESTATE FUND L.P. 5
                          PRO FORMA BALANCE SHEET
             (Disposition of Brauvin/The Annex of Schaumburg)
                              March 31, 1995
                                (Unaudited)

                              Historical   Pro Forma    Pro Forma
                                Results   Adjustments    Results

ASSETS
Cash and cash equivalents   $  217,867  $     7,079    $210,788
Cash held by receiver           64,072       64,072          --
Tenant receivables              41,916       30,142      11,774
Escrow and other deposits       27,404          679      26,725
Other assets                     9,859           --       9,859
Investment in affiliated joint
 venture                       689,925           --     689,925
Deposit with title company   2,918,479    2,918,479          --
                             3,969,522    3,020,451     949,071
Investment in real estate, at cost:
 Land                        3,716,151    1,304,302   2,411,849
 Buildings                  15,353,131    5,320,037  10,033,094
                            19,069,282    6,624,339  12,444,943
 Less: accumulated
     depreciation           (4,205,154)  (1,607,614) (2,597,540)
Total investment in real
 estate, net                14,864,128    5,016,725   9,847,403
 Total Assets              $18,833,650   $8,037,176 $10,796,474

LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Accounts payable and accrued
 expenses                 $    563,181  $   507,850$     55,331
Due to affiliates               22,686           --      22,686
Security deposits               60,910       22,598      38,312
Note payable                 2,918,479    2,918,479          --
Mortgages payable           11,407,275    5,040,583   6,366,692
 Total Liabilities          14,972,531    8,489,510   6,483,021

Minority Interest in
 Sabal Palm                  1,015,584          --    1,015,584

Minority Interest (deficit)
 in the Annex of Schaumburg   (233,753)    (233,753)         --

Partners' Capital
General Partners               (35,051)      (2,186)    (32,865)
Limited Partners (9,914.5
 limited partnership units
 issued and outstanding)     3,114,339     (216,395)  3,330,734
 Total Partners' Capital     3,079,288     (218,581)  3,297,869
 Total Liabilities and
    Partners' Capital      $18,833,650   $8,037,176 $10,796,474

                See Notes to Pro Forma Financial Statements

                     BRAUVIN REAL ESTATE FUND L.P. 5.
                       PRO FORMA STATEMENT OF INCOME
             (Disposition of Brauvin/The Annex of Schaumburg)
                 For the Three Months Ended March 31, 1995
                                (Unaudited)

                              Historical   Pro Forma    Pro Forma
                                Results   Adjustments    Results
INCOME
Rental                        $524,082     $130,887    $393,195
Interest                         2,108        1,203         905
Other, primarily expense
 reimbursements                114,506       61,936      52,570
 Total income                  640,696      194,026     446,670

EXPENSES
Mortgage and other interest    165,927       12,677     153,250
Depreciation                   101,427       35,358      66,069
Real estate taxes              154,700      119,100      35,600
Repairs and maintenance          2,925           --       2,925
Other property operating        72,690       20,902      51,788
General and administrative      52,414       11,724      40,690
 Total expenses                550,083      199,761     350,322

Income before affiliated joint
 venture participation and
 minority interests             90,613       (5,735)     96,348

Equity interest in affiliated
 joint venture's net loss      (22,254)          --     (22,254)

Minority interest's share of
 Sabal Palm's net income       (52,209)          --     (52,209)

Minority interest's share of
 the Annex's net loss            2,638        2,638           --

Net Income                    $ 18,788    $  (3,097)    $21,885

Net Income Per Limited Partnership
 Interest (9,914.5 Units):       $1.88       $(0.31)      $2.19



               See Notes to Pro Forma Financial Statements.

                      BRAUVIN REAL ESTATE FUND L.P. 5
                          PRO FORMA BALANCE SHEET
             (Disposition of Brauvin/The Annex of Schaumburg)
                             December 31, 1994
                                (Unaudited)

                              Historical   Pro Forma    Pro Forma
                                Results   Adjustments    Results

ASSETS
Cash and cash equivalents $    106,289$      30,743$     75,546
Due from affiliates                587           --         587
Tenant receivables              93,422       22,326      71,096
Escrow and other deposits       83,199       83,636        (437)
Other assets                    12,539          586      11,953
Investment in affiliated joint
              venture          712,179           --     712,179
Deposit with title company   2,929,581    2,929,581          --
                             3,937,796    3,066,872     870,924

Investment in real estate, at cost:
  Land                       3,716,151    1,304,302   2,411,849
  Buildings                 15,341,631    5,308,537  10,033,094
                            19,057,782    6,612,839  12,444,943
  Less: accumulated
             depreciation   (4,103,727)  (1,572,256) (2,531,471)
Total investment in real
             estate, net    14,954,055    5,040,583   9,913,472
 Total Assets              $18,891,851  $ 8,107,455 $10,784,396

LIABILITIES AND PARTNERS' CAPITAL
Liabilities
Accounts payable and accrued
  expenses                   $ 602,607  $   563,292   $  39,315
Due to affiliates               25,988           --      25,988
Security deposits               56,772       20,598      36,174
Note payable                 2,929,581    2,929,581          --
Mortgages payable           11,427,743    5,040,583   6,387,160
   Total Liabilities        15,042,691    8,554,054   6,488,637

Minority Interest in
   Sabal Palm                1,019,775          --    1,019,775

Minority Interest (deficit)
in the Annex of Schaumburg    (231,115)    (231,115)        --

Partners' capital
General Partners               (35,239)      (2,155)    (33,084)
Limited Partners (9,914.5
 limited partnership units
 issued and outstanding)     3,095,739     (213,329)  3,309,068
 Total Partners' Capital     3,060,500     (215,484)  3,275,984
 Total Liabilities and
    Partners' Capital      $18,891,851  $ 8,107,455 $10,784,396

               See Notes to Pro Forma Financial Statements.

                     BRAUVIN REAL ESTATE FUND L.P. 5.
                       PRO FORMA STATEMENT OF INCOME
             (Disposition of Brauvin/The Annex of Schaumburg)
                   For the Year Ended December 31, 1994
                                (Unaudited)

                              Historical   Pro Forma    Pro Forma
                                Results   Adjustments    Results
INCOME
Rental                     $1,708,963      $549,029  $1,159,934
Interest                        8,186         4,220       3,966
Other, primarily tenant
  expense reimbursements      543,922       388,813     155,109
       Total income         2,261,071       942,062   1,319,009

EXPENSES
Mortgage and other interest   842,751       224,604     618,147
Depreciation                  423,829       161,553     262,276
Real estate taxes             570,682       445,220     125,462
Repair and maintenance        144,835        64,139      80,696
Other property operating      255,183       117,978     137,205
General and administrative    307,140        98,155     208,985
Provision for investment
       property impairment    882,709       882,709          --
       Total expenses       3,427,129     1,994,358   1,432,771

Loss before affiliated joint
 venture participation and
 minority interests        (1,166,058)   (1,052,296)   (113,762)

Equity interest in affiliated
 joint venture's net loss     (98,150)         --       (98,150)

Minority interest's share of
  Sabal Palm's net
  (income) loss               (22,991)         --       (22,991)

Minority interest's share
  of the Annex of
  Schaumburg's net loss       484,056     484,056            --

Net loss                  $  (803,143) $ (568,240)    $(234,903)

Net Loss Per Limited
       Partnership Interest
       (9,914.5 Units):       $(80.20)      $(56.74)    $(23.46)


               See Notes to Pro Forma Financial Statements.

                      BRAUVIN REAL ESTATE FUND L.P. 5
                  NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                (Unaudited)

1.  Basis of Presentation

    The unaudited pro forma condensed financial statements are based upon the Brauvin Real Estate Fund L.P. 5's (the "Partnership") audited financial statements for the year ended December 31, 1994 with pro forma adjustments based on the Partnership's disposition of the Brauvin/The Annex of Schaumburg (the "Annex").

    The pro forma adjustments reflect the financial effect of the disposition as if it had been consummated on January 1, 1994 and are described in detail by the following footnotes.

2.  Joint Venture Partnerships

    The Partnership owns 42%, 53% and 54% interests in joint ventures which acquired three shopping centers, Strawberry Fields, Sabal
Palm and the Annex, respectively. The accompanying financial statements have consolidated 100% of the assets and liabilities of Sabal Palm and the Annex and are reported as investments in real estate. The investment in Strawberry Fields has been recorded using the equity method and is reported as an investment in an affiliated joint venture. The minority interest of the consolidated joint ventures are recorded as minority interests and adjusted for the respective joint venture partner's share of income or loss and any cash contributions from or distributions to the joint venture partner.

3. Property

   The Annex is stated at cost including adjustments for acquisition costs, leasing commissions and tenant improvements. Depreciation and amortization are recorded on a straight-line basis over the estimated economic lives of the properties, which approximate 38 years, and applicable lease terms, respectively.

    The Partnership makes periodic assessments concerning possible permanent impairment to the value of its properties. In the event that the Partnership determines that a permanent impairment in value has occurred, the carrying basis of that property is reduced to its estimated fair value.

4.     Cash Equivalents

      The Partnership considers all highly liquid investments with a maturity of 90 days or less when purchased to be a cash equivalent.

5.     Mortgage Payable

       On August 23, 1994, the Brauvin/The Annex of Schaumburg (the "Joint Venture") filed a voluntary petition for bankruptcy (Chapter 11) in the United States Bankruptcy Court in the Northern District of
Illinois. The Joint Venture has two partners, the Partnership and Brauvin Income Properties L.P. 6 ("BIP 6"), both Delaware limited partnerships.
The Partnership is a 54% partner of the Joint Venture and BIP 6 is a 46% partner of the Joint Venture. On February 10, 1995, the Bankruptcy Court ordered the dismissal of the voluntary petition for bankruptcy effectively eliminating the protection of the property from its creditors. Also on February 10, 1995, AUSA Life Insurance Company ("AUSA") filed a motion for appointment of a receiver against the Joint Venture. On February 17, 1995, the motion was granted and an order was issued. The receiver will have full power and authority to operate, manage and conserve the Annex pursuant to the order. On February 15, 1995, the Joint Venture received an amended notice of mortgage foreclosure from AUSA. The Joint Venture had until March 17, 1995 to file an answer to the amended notice. Since the Joint Venture did not answer on or before March 17, 1995, default was entered against the Joint Venture and a judgement in accordance with the request for relief. On April 3, 1995, a judgment of foreclosure and sale was entered into against the Joint Venture. On May 10, 1995, the Annex was sold to AUSA in a foreclosure sale, conducted by the Sheriff of Cook County, pursuant to the judgement of foreclosure.

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                    BRAUVIN REAL ESTATE FUND L.P. 5


                         By:  Brauvin Ventures, Inc.
                              Corporate General Partner


                              By:    /s/ Jerome J. Brault
                                     President and Chief
                                     Executive Officer

                              Dated: May 24, 1995